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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                       1-8597                          94-2657368
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events.

On April 15, 2002, The Cooper Companies, Inc. (the "Company") issued a press release reporting that its CooperSurgical unit had completed the acquisition of the bone densitometry business of Norland Medical Systems. This release is filed as an exhibit hereto and is incorporated herein by reference.

Any Internet addresses provided in the press release filed herewith are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.       Description
-------     -----------
99.1        Press Release dated April 15, 2002 of The Cooper Companies, Inc.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE COOPER COMPANIES, INC.

                                        By /s/ Stephen C. Whiteford
                                          -------------------------
                                             Stephen C. Whiteford
                                             Vice President and
                                             Corporate Controller
                                             (Principal Accounting Officer)

Dated:  April 17, 2002




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                                  EXHIBIT INDEX

Exhibit                                                             Sequentially
  No.             Description                                       Numbered Page
-------           -----------                                       -------------
99.1              Press Release dated April 15, 2002 of The Cooper
                  Companies, Inc.

                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.................................'TM'
The registered trademark symbol shall be expressed as.......................'r'